FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 1998
                                                          --------------

                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Iowa                    1-8251                36-2669023
        ----                    ------                ----------
  (State or other            (Commission            (IRS Employer
  jurisdiction of            File Number)         Identification No.)
   incorporation)

   30 North LaSalle Street, Chicago, Illinois                 60602
-----------------------------------------------             ---------
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (312) 630-1900


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          -------------

         On March 24, 1998, Telephone and Data Systems, Inc. (the "Company" or "TDS") announced the filing of a registration statement with the Securities and Exchange Commission for an offering of its TDS Telecommunications Group Common Shares, a class of common stock of TDS, after it has reincorporated into Delaware, which will track the performance of the TDS Telecom Group. The filing of this registration statement for TDS Telecommunications Group Common Shares is one step in the previously announced restructuring by TDS which includes creating three new classes of common stock, commonly known as "Tracking Stocks". The tracking stocks will be created in connection with a change in the state of incorporation of the Company from Iowa to Delaware.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------

         The exhibits accompanying this report are listed in the  accompanying
Exhibit Index.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    March 25, 1998


By:  /s/ GREGORY J. WILKINSON
     -------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number                           Description of Exhibit
--------------                           ----------------------
     99                                  News Release dated March 24, 1998














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